UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
October 19, 2026
Date of Report (Date of earliest event reported)

lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1818 Cornwall Avenue
Vancouver, British Columbia
Canada, V6J 1C7
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (604) 732-6124

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	LULU	Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 19, 2026, the board of directors of lululemon athletica inc. appointed Tara Poseley as a member of the board of directors. Ms. Poseley was appointed in accordance with our cooperation agreement with Dennis J. "Chip" Wilson and certain of his affiliates, dated May 26, 2026.
Ms. Poseley has more than 30 years of experience across specialty retail, apparel, and beauty. She most recently served as Chief Executive Officer of Paula's Choice Skincare from 2016 to 2023. Previously, she was Chief Product Officer at lululemon from 2013 to 2015 and Senior Vice President and President, Kmart Apparel from 2010 to 2013. Ms. Poseley began her career at Gap Inc., where she spent nearly 15 years and held senior roles across product and marketing. She holds a bachelor's degree in retail management from the University of Wisconsin–Madison.
The board of directors increased the size of the board from twelve to thirteen members and appointed Ms. Poseley as a Class II director to fill the newly created vacancy. Ms. Poseley will serve on the People, Culture and Compensation Committee.
Ms. Poseley will receive compensation for her service as a director consistent with that of our other non-employee directors. A description of our standard compensation arrangements for non-employee directors is included in our proxy statement filed with the SEC on May 18, 2026. We expect Ms. Poseley to enter into our standard form indemnification agreement for non-employee directors. There are no transactions in which Ms. Poseley has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.
A copy of the press release we issued about Ms. Poseley's appointment is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
 (d) Exhibits.

Exhibit No.	Description

99.1	Press release issued on October 22, 2026

104	Cover Page Interactive Data File (formatted in iXBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: October 22, 2026	/s/ MEGHAN FRANK
Meghan Frank
Chief Financial Officer